Exhibit 10.10

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Amendment # 3

to the Supply Agreement by and between Bayer Schering Pharma AG (formerly “Bayer AG, Bayer HealthCare, Division Pharma”) and GW Pharma Limited dated May 20, 2003 — hereinafter referred to as “Supply Agreement” —

between                   Bayer Schering Pharma AG
Muellerstrasse 178
D-13353 Berlin
Germany
- hereinafter referred to as “BAYER” -

and                                           GW Pharma Limited
Porton Down Science Park
Salisbury, Wiltshire SP4 OJQ
- hereinafter referred to as “GW” -

WHEREAS, Bayer AG has transferred its Division Pharma to Bayer HealthCare AG following the execution of the Supply Agreement in 2003;

WHEREAS, Bayer HealthCare AG merged with BAYER effective as of December 30, 2008, with BAYER as the universal successor so that BAYER is the new contracting party to the Supply Agreement;

WHEREAS, BAYER and GW have entered into the Supply Agreement by which GW undertook to manufacture and supply all of BAYER’s requirements for Products (as defined in the Supply Agreement) to BAYER;

WHEREAS, BAYER and GW intend to amend the Supply Agreement in respect of the Supply Prices for the first Commercial Year and the Net Sales forecast as it is relevant for the calculation of the Supply Price.

NOW, THEREFORE, the PARTIES agree to the following:

1.       Unless otherwise defined in this Amendment # 3 all words written in capital letters shall bear the meaning as defined in the Supply Agreement.

2.       The following sentence shall be added to APPENDIX 1 paragraph 1 as the second-last sentence:

“Such *** percent (***%) shall not be added to the Supply Price in the first Commercial Year to the effect that the Supply Price shall be *** percent (***%) throughout the first Commercial Year.”

3.                      The table in APPENDIX 1 Section “A. United Kingdom” shall be deleted and replaced by the following table:

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Commercial Year	Net Sales £’000s	*** Net Sales	Supply Price	Supply Price for Net Sales above the ***

***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

4.                      This Amendment # 3 shall form an integral part of the Supply Agreement and shall be regarded as incorporated into the Supply Agreement in every respect. All other terms and conditions of the Supply Agreement shall remain in force unchanged.

5.                      This Amendment # 3 shall take effect upon its execution.

6.                      In all other respects, the terms of the Supply Agreement shall remain unchanged.

This Amendment # 3 has been made in duplicate and signed by the PARTIES hereto.

Bayer Schering Pharma AG	Bayer Schering Pharma AG

/s/ i.v. Dr. Berthold Hinzen	/s/ i.v. Klaus Deimel
5/3/2010	8/3/2010
Dr. Berthold Hinzen Head Global Licensing General Medicine	Klaus Deimel Head Business Development Region Europe

GW Pharma Limited

/s/ Justin Gover	/s/ David Kirk
Name: Justin Gover Title: Managing Director Date: 10 March 2010	Name: David Kirk Title: Managing Director Date: 10 March 2010

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.